SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 25, 1999.


                        Oakwood Mortgage Investors, Inc.
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               (Exact name of registrant as specified in charter)



                   North Carolina       333-72621           88-0396566
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         (State or other jurisdiction   Commission         (IRS Employer
            of incorporation)           File Number)     Identification No.)


         101 Convention Center Drive, Suite 850, Las Vegas, Nevada 89109
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (702) 949-0056



================================================================================
         (Former name or former address, if changed since last report.)



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Item 5.           Other Events.

        On or about June 25, 1999, the Registrant expects to enter into an underwriting agreement with Credit Suisse First Boston Corporation, Banc of America Securities LLC and First Union Capital Markets Corp. (the "Underwriters"), pursuant to which the Underwriters will agree to purchase and offer for sale to the public, $299,286,000 aggregate initial principal amount of the Registrant's Senior/Subordinated Pass-Through Certificates, Series 1999-C, Class A-1, Class A-2, Class M-1, Class M-2 and Class B-1 (the "Offered Securities"). The Offered Securities will be registered for sale under the Registrant's shelf Registration Statement on Form S-3 (333-72621), and will be offered pursuant to a Prospectus, dated June 25, 1999, and a related Prospectus Supplement, dated June 25, 1999, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder.

        The Registrant notes that with respect to Part I of the Registrant's Pre-Effective Amendment No. 4 to its Registration Statement, the form of prospectus supplement provided contained all then-known transaction information with respect to the Offered Securities. Nevertheless, this form of prospectus supplement is also intended to serve as a form for future offerings under the Registration Statement.

        In addition, the Registrant is filing Exhibits 5.1, 8.1 and 23.1 listed in Item 7(c) below in connection with the proposed issuance of the Offered Securities.

Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits.

       (c)    Exhibits.

 5.1     Legality Opinion of Messrs. Hunton & Williams

 8.1     Tax Opinion of Messrs. Hunton & Williams (included in Exhibit 5.1)

23.1     Consent of Messrs. Hunton & Williams (included in Exhibit 5.1)



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                                   Signatures


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




June 25, 1999                                   OAKWOOD MORTGAGE INVESTORS, INC.



                                                By:  /s/ Zaklina McGrew
                                                    ---------------------------
                                                Name:  Zaklina McGrew
                                                Title: Vice President















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                                INDEX TO EXHIBITS




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5.1      Legality Opinion of Messrs. Hunton & Williams..........................................[Electronic Format]

8.1      Tax Opinion of Messrs. Hunton & Williams (included in Exhibit 5.1).....................[Electronic Format]

23.1     Consent of Messrs. Hunton & Williams
         (included in Exhibit 5.1)..............................................................[Electronic Format]


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